                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number       811-01048
                                   ---------------------------------------------

                       MAIRS AND POWER BALANCED FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              332 MINNESOTA STREET, SUITE W1520, ST. PAUL, MN 55101
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

    WILLIAM B. FRELS, PRESIDENT, 332 MINNESOTA STREET, SUITE W1520, ST. PAUL,
                                    MN 55101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     651-222-8478
                                                    ----------------------------

Date of fiscal year end:       12/31/2003
                         ------------------------------------

Date of reporting period:      12/31/2003
                         ------------------------------------

Item 1.    Report to Stockholders

MAIRS AND POWER
BALANCED FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2003


W1520 FIRST NATIONAL BANK BUILDING
332 MINNESOTA STREET
ST. PAUL, MINNESOTA 55101
1-800-304-7404

                                                               February 13, 2004

TO OUR SHAREHOLDERS:


FOURTH QUARTER RESULTS

The Balanced Fund finished the year on a strong note because of a rather spectacular performance by the stock market in the fourth quarter. The surprisingly strong showing by the stock market resulted primarily from a combination of better than expected corporate profits and continuing low level of interest rates. Based on a December 31, 2003 net asset value of $53.20 per share, the Fund experienced a total investment return of 8.3% after adjustment for the reinvestment of cash dividends. Because of basically a breakeven quarter for fixed income returns, the Fund lagged behind higher equity returns for the Standard & Poor's 500 Stock Index which returned a comparable 12.2% and Dow Jones Industrial Average which returned an even greater 13.4%. The Lehman Bros. Gov't/Corp. Bond Index was just barely positive at 0.03%. The Fund did slightly better than the Lipper peer group average of 548 balanced funds which came in with an average return of 7.7% for the quarter.

Although the rate of economic growth slipped considerably from the unsustainably high level of 8.2% in the third quarter, the fourth quarter nevertheless turned in a solid 4.0% (preliminary basis) increase in Gross Domestic Product. While consumer spending weakened to a 2.6% rate, this was offset by a higher 6.9% gain in fixed business investment including an impressive 10.0% increase in business spending for equipment and software. A turnaround in inventory accumulation and a surge in exports were also positive factors in the fourth quarter economic performance. Corporate profits of S & P 500 companies are estimated to have increased by more than 25% by some forecasters.

Because of the continuing absence of inflation, interest rates remained at historically low levels despite the improving economic environment. The core rate of inflation (excluding the influence of food and energy) continued to be almost non-existent as ample capacity and competitive pressures in the global market place generally prevented the exercise of pricing power. However, the bond market was unable to show any progress as investor concerns seem to shift from worrying about deflation to when inflation would re-surface at some point in the future.

Turning to the stock market, the best performing industry groups continued to be those most sensitive to the economy such as basic industries (chemicals, metals and mining), capital goods (machinery), consumer cyclicals (autos) and technology (communications equipment, electronics and instruments and office equipment). More defensive groups such as consumer staples (food and household products), financials, health care and utilities generally displayed a weaker relative performance. Among holdings in the Fund, eFunds (+40.3%), Medco Health Solutions (+31.1%), Ingersoll Rand (+27.0%), Honeywell International (+26.9%) and MTS Systems (+26.2%) performed best while Merck (-8.7%), Wyeth (-7.9%) and General Mills (-3.8%) performed the worst.

2003 IN REVIEW

Due to the combination of a strong stock market and stable interest rates, the Fund experienced one of its best years ever in 2003 showing a total investment return of 21.6%. While not as good as the S & P 500 and DJIA which had higher respective returns of 28.7% and 28.3%, the Fund did very well compared to the Lehman Bros. Gov't/Credit Bond Index which came in with a return of only 4.7%. More importantly, the Fund outperformed its composite benchmark index (made up of 60% S & P 500 and 40% Lehman Bros. Gov't/Credit Index) which showed a return of 19.1%. By coincidence, the Lipper balanced fund peer group with 537 funds also reported an average return last year of 19.1%.

Despite the strong second half, full year GDP grew at a 3.1% rate which was not much different than the economy's long-term historical rate of growth. However, this was a significant improvement over the 2.2% rate in evidence in 2002 and only 0.5% in 2001. While the pace of consumer spending slowed in the final quarter, the long awaited improvement in business spending picked up some of the slack. With the rate of economic activity starting to improve, progress on the productivity front continued unabated. Corporate profits for S & P 500 companies are estimated by some forecasters to have shown a remarkable increase in the 15-20% range for the full year.

Because of the lack of any discernable threat of inflation, interest rates remained unchanged for the full year. Federal Reserve inaction kept the Federal funds rate steady near a forty year low at the 1% level. Longer term rates also showed little change with the 30 year U. S. Treasury staying in the area of 5% for most of the year. Consequently, performance in the bond market was more a function of coupon yield than any significant change in prices.

OUTLOOK FOR 2004

Despite some slowdown in the fourth quarter, the economic outlook for the coming year appears quite promising. Consumer spending is expected to pick-up steam as employment finally starts to reflect the improvement now taking place in the overall economy. In addition, disposable personal income in 2004 should benefit from the delayed effect of tax refunds resulting from last year's tax cuts. Business spending for plant and equipment should continue to increase in order to meet rising demand and the ever present need to reduce costs and increase productivity. Economic activity should also benefit from the need to rebuild inventories from historically low levels. Indications are that export activity will continue to increase in response to the weak dollar and generally improving international economic environment. All these factors are expected to help keep the economy expanding at an above average rate in the 4-5% range and result in corporate profits increasing at an even faster rate of 10% or more.

Our outlook for interest rates remains more guarded with the improving economy likely to result in a higher rate of inflation sooner or later. However, even assuming that Federal Reserve Chairman Greenspan does take action to increase the Fed funds rate in the coming year, the economy may not be affected too much because of the extremely low current level of interest rates. This may not be as true for longer term rates and the bond market which would likely be more responsive to any change in the direction of Fed policy.

While the stock market has come a long way in a relatively short period of time, there appears to be further up-side if the forecasted growth in corporate profits develops as expected. Because of the very low level of interest rates and the lack of attractive investment alternatives, historically high current valuation levels need not be the deterrent to higher market levels that some observers expect them to be.

MUTUAL FUND INDUSTRY PROBLEMS

Much has been written in recent months about illegal or unethical mutual fund industry practices involving late trading, market timing and excessive fees. Certain mutual funds have permitted a small number of shareholders to engage in late trading by allowing orders to be placed subsequent to the close of trading on a given day but executed at the previously determined price. This is clearly a violation of the law. Market timing by shareholders has also been allowed by some mutual funds. This is in violation of their stated practice and deemed to be detrimental to the interests of the long term shareholders. Other issues currently being discussed are the excessive fees charged and expenses paid by many funds. While these practices were not widespread, they have tarnished the fine reputation of the mutual fund industry and brought about intense scrutiny from both the regulatory authorities and the financial media.

The Balanced Fund management has never facilitated or engaged in any late trading, and to our knowledge none has ever occurred. Regarding market timing, we have long believed that superior investment returns can only be achieved by avoiding the attempt to time market fluctuations and therefore we do not permit purchases or redemptions via the telephone or fax but rather require written instructions properly executed. In addition, we reserve the right to reject any purchase application that would be considered disadvantageous to shareholders, which permits us to screen and reject potential shareholders who may be intent on market timing. Concerning excessive fees and expenses, we would note that our fees and expenses are relatively low. The Balanced Fund expense ratio last year was .94% compared with the industry average for domestic stock funds of 1.5%. Some funds have "loads" and others pay marketing fees to brokers and incur other promotional costs. The Balanced Fund is a "no load" fund and does not utilize brokers to sell the Fund nor does it incur any other promotional expenses beyond the cost of the prospectus.

Shareholders can be assured that we will do everything in our power to make sure we remain in compliance with all Securities and Exchange Commission rules and regulations and that the interests of our shareholders will always come first.

                                                                William B. Frels
                                                                President

[CHART]

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND, S & P 500 INDEX, COMPOSITE INDEX AND THE CONSUMER PRICE INDEX

               1993     1994      1995      1996      1997     1998      1999      2000     2001      2002     2003
Fund            10       9.79     12.73     15.02     19.22    21.95     22.96     26.76    26.42     24.72    30.07
S & P           10      10.13     13.93     17.13     22.86    29.42     35.61     32.36    28.51     22.21    28.58
Composite *     10       9.94     12.94     14.83     18.38    22.24     24.86     24.68    23.75     21.65    25.79
CPI             10      10.27     10.53     10.87     11.06    11.24     11.54     11.93    12.12     12.41    12.65

* Composite Index - 60% S & P 500 and 40% Lehman Bros. Gov't/Credit

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                1 YEAR   5 YEARS   10 YEARS
                                ------   -------   --------
Mairs and Power Balanced Fund   +21.6%     +6.5%     +11.6%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT
THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
                           REDEMPTION OF FUND SHARES.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED DECEMBER 31
                                                2003           2002           2001           2000              1999
                                             -------------------------------------------------------------------------
PER SHARE

Net asset value, beginning of year           $    45.09     $    49.71     $    51.86     $    50.13        $    50.05

Investment operations:
   Net investment income                           1.41           1.46           1.45           1.37(a)           1.38

   Net realized and unrealized
     gains (losses) on investments                 8.21          (4.63)         (2.15)          6.86(a)           0.90
                                             ----------     ----------     ----------     ----------        ----------

TOTAL FROM INVESTMENT OPERATIONS                   9.62          (3.17)         (0.70)          8.23              2.28

Less distributions:
   Dividends (from net
     investment income)                           (1.43)         (1.45)         (1.45)         (1.58)            (1.39)

   Distributions (from capital gains)             (0.08)             -              -          (4.92)            (0.81)
                                             ----------     ----------     ----------     ----------        ----------

TOTAL DISTRIBUTIONS                               (1.51)         (1.45)         (1.45)         (6.50)            (2.20)
                                             ----------     ----------     ----------     ----------        ----------

NET ASSET VALUE, END OF YEAR                 $    53.20     $    45.09     $    49.71     $    51.86        $    50.13
                                             ==========     ==========     ==========     ==========        ==========

TOTAL INVESTMENT RETURN                            21.6%          (6.4%)         (1.3%)         16.6%              4.6%
                                             ==========     ==========     ==========     ==========        ==========

NET ASSETS, END OF YEAR (000'S OMITTED)      $   63,878     $   43,261     $   42,037     $   41,370        $   40,611

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets                            0.94%          0.99%          0.95%          0.93%             0.88%

   Ratio of net investment income
     to average net assets                         3.01%          3.11%          2.89%          2.81%(a)          2.70%

   Portfolio turnover rate                         6.93%         10.92%         16.49%         12.47%            13.40%

(a) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

STATEMENT OF NET ASSETS
DECEMBER 31, 2003

   FACE                                                                                      MARKET VALUE
  AMOUNT                      SECURITY DESCRIPTION                                            (NOTE 2a.)
-----------  ------------------------------------------------------------------------------  ------------
             FIXED INCOME SECURITIES  31.4%

             FEDERAL AGENCY OBLIGATIONS  4.9%
$  250,000   Federal Home Loan Bank                                      7.235%   10/19/10   $    270,785
   250,000   Federal Home Loan Bank                                       5.65%   08/13/18        248,579
   250,000   Federal Home Loan Bank                                      6.125%   09/12/18        256,034
   250,000   Federal Home Loan Bank                                      6.125%   10/22/18        252,682
   250,000   Federal Home Loan Bank                                       6.15%   11/05/18        256,478
   250,000   Federal Home Loan Bank                                       6.00%   01/07/19        248,453
   250,000   Federal Home Loan Mortgage Corporation                       6.15%   09/25/17        250,031
   250,000   Federal Home Loan Mortgage Corporation                       6.40%   08/27/18        256,461
   250,000   Federal Home Loan Mortgage Corporation                       6.00%   12/17/18        248,871
   300,000   Federal National Mortgage Association                        7.00%   08/27/12        310,135
   250,000   Federal National Mortgage Association                        6.37%   02/25/14        251,755
   250,000   Federal National Mortgage Association                        6.00%   12/28/18        252,102
                                                                                             ------------
                                                                                                3,102,366

             CORPORATE : NON-CONVERTIBLE BONDS  25.2%
             FINANCE  5.9%
   250,000   Household Finance Corp.                                      8.00%   05/09/05        270,368
   250,000   Stilwell Financial Inc.                                      7.00%   11/01/06        273,337
   250,000   Bankers Trust NY Corp.                                       6.70%   10/01/07        279,717
   250,000   Household Finance Corp.                                     6.375%   10/15/11        275,722
   250,000   Goldman Sachs & Company                                      8.00%   03/01/13        299,775
   250,000   Allstate Corp.                                               7.50%   06/15/13        296,973
   250,000   Harleysville Group                                           5.75%   07/15/13        236,162
   250,000   Security Benefit Life Insurance Company                      8.75%   05/15/16        288,391
   250,000   Lincoln National Corp.                                       7.00%   03/15/18        289,457
   500,000   Provident Companies                                          7.00%   07/15/18        503,934
   250,000   Household Finance Corp.                                      5.25%   06/15/23        223,761
   250,000   Nationwide Mutual Insurance Company                          7.50%   02/15/24        257,119
   250,000   Liberty Mutual Insurance Company                             8.50%   05/15/25        268,207
                                                                                             ------------
                                                                                                3,762,923

             INDUSTRIAL  15.9%
   250,000   Ford Motor Credit Company                                    6.70%   07/16/04        256,457
   250,000   Fort James Corp.                                            6.625%   09/15/04        256,250
   250,000   Motorola, Inc.                                               6.75%   02/01/06        269,478
   265,000   J.C. Penney & Co.                                            6.00%   05/01/06        268,975

DECEMBER 31, 2003

   FACE                                                                                      MARKET VALUE
  AMOUNT                      SECURITY DESCRIPTION                                            (NOTE 2a.)
-----------  ------------------------------------------------------------------------------  ------------
             FIXED INCOME SECURITIES  (CONTINUED)

             CORPORATE : NON-CONVERTIBLE BONDS (CONTINUED)
             INDUSTRIAL (continued)
$  250,000   Lucent Technologies                                          7.25%   07/15/06   $    255,000
   250,000   Halliburton Company                                          6.00%   08/01/06        267,731
   250,000   Steelcase Inc.                                              6.375%   11/15/06        261,606
   250,000   Goodyear Tire & Rubber Co.                                  6.625%   12/01/06        244,375
   250,000   Ford Motor Credit Company                                    6.50%   01/25/07        266,490
   250,000   Sherwin-Williams Co.                                         6.85%   02/01/07        277,959
   250,000   Corning Inc.                                                 7.00%   03/15/07        251,250
   250,000   Goodyear Tire & Rubber Co.                                   8.50%   03/15/07        246,875
   350,000   Corning Inc.                                                 6.30%   03/01/09        364,875
   500,000   SUPERVALU, Inc.                                             7.875%   08/01/09        583,892
   176,749   Delta Air Lines Inc.                                        7.379%   05/18/10        183,451
   250,000   Daimler Chrysler                                             7.75%   01/18/11        286,284
   250,000   Hertz Corporation                                            7.40%   03/01/11        272,475
   200,000   Northwest Airlines                                          6.841%   04/01/11        197,254
   250,000   General Foods Corporation                                    7.00%   06/15/11        250,437
   250,000   Goodyear Tire & Rubber Co.                                  7.857%   08/15/11        219,375
   200,000   Ford Motor Company Debentures                                9.50%   09/15/11        234,879
   250,000   American Airlines Inc.                                      7.858%   10/01/11        253,851
   250,000   Kerr McGee Corp.                                             7.00%   11/01/11        250,576
   200,000   Ford Motor Credit Corporation                                7.00%   11/26/11        199,080
   250,000   General Motors Acceptance Corporation                        7.00%   02/01/12        269,203
   250,000   Bombardier Inc.                                              6.75%   05/01/12        274,375
   250,000   General Motors Corp.                                        7.125%   07/15/13        274,648
   250,000   Willamette Industries                                       7.125%   07/22/13        276,791
   240,277   General American Transportation                              7.50%   02/28/15        258,203
   250,000   General Motors Acceptance Corporation                        7.25%   09/15/17        253,500
   250,000   Servicemaster Company                                        7.10%   03/01/18        252,526
   250,000   Daimler Chrysler                                             5.65%   06/15/18        242,805
   350,000   PPG Industries                                               7.40%   08/15/19        405,057
   250,000   Union Carbide Corporation                                    8.75%   08/01/22        240,000
   500,000   The Toro Company                                             7.80%   06/15/27        552,821
   500,000   Farmers Exchange Capital                                     7.05%   07/15/28        469,298
                                                                                             ------------
                                                                                               10,188,102

DECEMBER 31, 2003

   FACE                                                                                      MARKET VALUE
  AMOUNT                      SECURITY DESCRIPTION                                            (NOTE 2a.)
-----------  ------------------------------------------------------------------------------  ------------
             FIXED INCOME SECURITIES  (CONTINUED)

             CORPORATE : NON-CONVERTIBLE BONDS (CONTINUED)
             UTILITIES  3.4%
$  250,000   Public Services of Colorado                                 6.375%   11/01/05   $    267,950
   250,000   Monongahela Power Company, Inc.                              5.00%   10/01/06        255,625
   250,000   AT&T Corp.                                                   7.25%   11/15/06        276,675
   250,000   Xcel Energy Inc.                                             7.00%   12/01/10        283,882
   250,000   TECO Energy, Inc.                                            7.00%   05/01/12        258,750
   250,000   Verizon Communications Inc.                                 6.875%   06/15/12        280,979
   250,000   Vectren Utility Holdings, Inc.                               5.75%   08/01/18        248,942
   250,000   South Jersey Gas Co.                                        7.125%   10/22/18        294,287
                                                                                             ------------
                                                                                                2,167,090

             CORPORATE : CONVERTIBLE BONDS  0.5%
             UTILITIES  0.5%
   300,000   Noram Energy                                                 6.00%   03/15/12        297,000
                                                                                             ------------

 NUMBER
OF SHARES
---------
             CORPORATE : NON-CONVERTIBLE PREFERRED STOCK  0.8%
             FINANCIAL  0.8%
     2,500   J. P. Morgan Chase & Co., Series A, Adj Rate              $  5.00                    242,500
    10,000   St. Paul Capital Trust I                                  $  1.90    10/15/50        269,900
                                                                                             ------------
                                                                                                  512,400

             TOTAL FIXED INCOME SECURITIES  31.4%
             (cost $18,540,679)                                                                20,029,881

DECEMBER 31, 2003

  NUMBER                                                                                     MARKET VALUE
OF SHARES                                SECURITY DESCRIPTION                                 (NOTE 2a.)
-----------  ------------------------------------------------------------------------------  ------------
             COMMON STOCK  65.8%

             BASIC INDUSTRIES  4.2%
    27,000   Bemis Company, Inc.                                                             $  1,350,000
    45,000   H. B. Fuller                                                                       1,338,300
                                                                                             ------------
                                                                                                2,688,300

             CAPITAL GOODS  8.1%
     7,000   Briggs & Stratton Corporation                                                        471,800
    50,000   Graco Inc.                                                                         2,005,000
    10,000   Ingersoll-Rand Company                                                               678,800
    40,000   MTS Systems Corporation                                                              769,200
    27,000   Pentair, Inc.                                                                      1,233,900
                                                                                             ------------
                                                                                                5,158,700

             CONSUMER CYCLICAL 0.8%
    12,000   Genuine Parts Company                                                                398,400
    12,000   Sturm, Ruger & Co., Inc.                                                             136,440
                                                                                             ------------
                                                                                                  534,840

             CONSUMER STAPLE 8.0%
    25,000   General Mills, Inc.                                                                1,132,500
     6,000   Hershey Foods Corporation                                                            461,940
    55,000   Hormel Foods Corporation                                                           1,419,550
    20,000   Kimberly Clark                                                                     1,181,800
    40,000   Newell Rubbermaid                                                                    910,800
                                                                                             ------------
                                                                                                5,106,590

             DIVERSIFIED 2.8%
    20,000   General Electric Company                                                             619,600
    14,000   3M Company                                                                         1,190,420
                                                                                             ------------
                                                                                                1,810,020

             ENERGY 7.1%
    22,000   BP PLC                                                                             1,085,700
    13,000   Burlington Resources Inc.                                                            719,940
    21,200   Exxon Mobil Corporation                                                              869,200
    12,000   Murphy Oil Corporation                                                               783,720
    20,000   Schlumberger, Limited                                                              1,094,400
                                                                                             ------------
                                                                                                4,552,960

DECEMBER 31, 2003

  NUMBER                                                                                     MARKET VALUE
OF SHARES                                SECURITY DESCRIPTION                                 (NOTE 2a.)
-----------  ------------------------------------------------------------------------------  ------------
             COMMON STOCK (CONTINUED)

             FINANCIAL  15.5%
    15,000   American Express Company                                                        $    723,450
    10,000   Bank of America Corporation                                                          804,300
    20,000   Community First Bankshares, Inc.                                                     578,800
     7,593   Jefferson-Pilot Corp.                                                                384,585
    22,000   Merrill Lynch & Co., Inc.                                                          1,290,300
    30,000   J. P. Morgan Chase & Co., Inc.                                                     1,101,900
    37,000   St. Paul Companies                                                                 1,467,050
    50,000   U.S. Bancorp                                                                       1,489,000
    35,000   Wells Fargo & Company                                                              2,061,150
                                                                                             ------------
                                                                                                9,900,535

             HEALTH CARE  10.0%
    42,000   Baxter International Inc.                                                          1,281,840
    32,000   Bristol-Myers Squibb Company                                                         915,200
     8,000   Johnson & Johnson                                                                    413,280
     2,412   Medco Health Solutions *                                                              81,984
    25,000   Merck & Co.                                                                        1,155,000
    45,000   Pfizer Inc.                                                                        1,589,850
    22,000   Wyeth                                                                                933,900
                                                                                             ------------
                                                                                                6,371,054

             TECHNOLOGY 6.4%
    50,000   Corning Inc. *                                                                       521,500
    10,000   eFunds Corp. *                                                                       173,500
    15,000   Emerson Electric Co.                                                                 971,250
    40,000   Honeywell International Inc.                                                       1,337,200
    12,000   International Business Machines Corporation                                        1,112,160
                                                                                             ------------
                                                                                                4,115,610

             UTILITIES 2.9%
     4,421   NRG Energy Inc. *                                                                     96,815
    30,000   Verizon Communications Inc.                                                        1,052,400
    40,000   Xcel Energy Inc.                                                                     679,200
                                                                                             ------------
                                                                                                1,828,415

             TOTAL COMMON STOCK  65.8%
             (cost $22,705,118)                                                                42,067,024

DECEMBER 31, 2003

  NUMBER                                                                                     MARKET VALUE
OF SHARES                                SECURITY DESCRIPTION                                 (NOTE 2a.)
-----------  ------------------------------------------------------------------------------  ------------
             SHORT TERM INVESTMENTS  2.9%

 1,888,308   First American Prime Obligations Fund, Class I                                  $  1,888,308
                                                                                             ------------

             TOTAL SHORT TERM INVESTMENTS  2.9%
             (cost $1,888,308)                                                                  1,888,308
                                                                                             ------------

             TOTAL INVESTMENTS  100.2%
             (cost $43,134,105)                                                                63,985,213
                                                                                             ------------

             OTHER ASSETS AND LIABILITIES (NET) (0.2)%                                           (107,607)
                                                                                             ------------
                NET ASSETS:
                Capital stock                                                                $    120,062
                Additional paid-in capital                                                     43,016,902
                Accumulated net realized loss on investments                                     (110,466)
                Net unrealized appreciation of investments                                     20,851,108
                                                                                             ------------

             TOTAL NET ASSETS  100%
             (Net assets equal to $53.20 per share on 1,200,622 shares outstanding)          $ 63,877,606
                                                                                             ============

             CAPITAL STOCK  (par value $.10 a share)
             Shares authorized                                                                 10,000,000
                                                                                             ============

* Non income producing

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Income:
    Dividends                                             $    876,235
    Interest                                                 1,186,109
                                                          ------------
  TOTAL INCOME                                                           $  2,062,344

Expenses:
    Investment management fees (NOTE 5)                        314,452
    Administrative fees (NOTE 5)                               117,154
    Transfer agent fees                                         18,289
    Custodian fees                                              11,822
    Legal and audit fees                                        29,384
    Other fees and expenses                                      1,072
                                                          ------------
  TOTAL EXPENSES                                                              492,173
                                                                         ------------
  NET INVESTMENT INCOME                                                     1,570,171

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
    Net realized gain on investments sold                       13,703
    Unrealized appreciation of investments                   8,998,346
                                                          ------------
  NET GAIN ON INVESTMENTS                                                   9,012,049
                                                                         ------------

  INCREASE IN NET ASSETS FROM OPERATIONS                                 $ 10,582,220
                                                                         ============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED DECEMBER 31
                                                                      2003            2002
                                                                 ------------------------------
OPERATIONS
   Net investment income                                         $   1,570,171    $   1,319,540
   Net realized gain (loss) on investments sold                         13,703          (25,898)
   Unrealized appreciation (depreciation) of investments             8,998,346       (4,042,206)
                                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   10,582,220       (2,748,564)

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                       (1,582,189)      (1,311,937)
   From net realized gains                                             (95,121)               -
   From return of capital                                               (4,498)               -
                                                                 -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (1,681,808)      (1,311,937)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                        13,835,131        8,870,226
   Reinvestment of distributions from net investment
     income and net realized gains                                   1,449,048        1,109,463
   Cost of shares redeemed                                          (3,568,452)      (4,694,676)
                                                                 -------------    -------------
INCREASE IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                       11,715,727        5,285,013
                                                                 -------------    -------------

TOTAL INCREASE IN NET ASSETS                                        20,616,139        1,224,512

NET ASSETS
   Beginning of year                                                43,261,467       42,036,955
                                                                 -------------    -------------
   End of year (including accumulated undistributed
     net investment income of $- and $10,055 respectively)       $  63,877,606    $  43,261,467
                                                                 =============    =============
CHANGES IN CAPITAL STOCK
   Shares sold                                                         285,158          189,255
   Shares issued for reinvested distributions                           29,093           24,047
   Shares redeemed                                                     (72,971)         (99,573)
                                                                 -------------    -------------

NET INCREASE IN SHARES                                                 241,280          113,729
                                                                 =============    =============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

Note 1  --     The Fund is registered under the Investment Company Act of 1940
               (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2  --     Significant accounting polices of the Fund are as follows:

                (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the adviser, Mairs and Power, Inc. and the Fund's Board of Directors. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

DECEMBER 31, 2003

                (b) Security transactions are recorded on the date which
                    securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including premium amortization and discount accretion, is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

                (c) The Fund is a "regulated investment company" as defined in
                    Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all excise and income taxes.

                (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 3 --      Purchases and sales of investment securities, excluding
               government and short-term securities, during the year ended
               December 31, 2003 aggregated $15,147,348 and $3,491,749,
               respectively.

Note 4 --      Net unrealized appreciation on investments for federal income tax purposes aggregated $20,740,642, of which $21,307,926 related to appreciated investment securities and $567,284 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $43,244,571.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The following reclassifications were made during the year ended December 31, 2003:

                UNDISTRIBUTED NET      ACCUMULATED NET      ADDITIONAL PAID IN
                INVESTMENT INCOME    REALIZED GAIN (LOSS)         CAPITAL
               -----------------------------------------------------------------
                     $ 6,461              $ (1,963)              $ (4,498)

DECEMBER 31, 2003

               The characterization of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

               The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                  2003           2002
                                               -----------    -----------
                 Distributions paid from:
                 Ordinary income               $ 1,595,379    $ 1,311,937
                 Long-term capital gains            81,931              -
                 Return of capital                   4,498              -
                                               -----------    -----------
                                               $ 1,681,808    $ 1,311,937
                                               ===========    ===========

               At December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

                 Unrealized appreciation                      $ 20,740,642
                                                              ------------
                 Accumulated earnings                         $ 20,740,642
                                                              ============

               At December 31, 2003, differences between book and tax unrealized appreciation was due to realized book losses that were deferred for tax purposes.

Note 5 --      The investment management fees were paid to Mairs and Power,
               Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser.
               Investment management fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The management fee is computed each month at an annual rate of .60% based on the Fund's average daily net assets. At December 31, 2003, the amount payable by the Fund to Mairs and Power, Inc. was $31,486. As part of the Administration expenses of the Fund, 1) directors of the Fund not affiliated with Mairs and Power, Inc.
               received compensation for meetings attended totaling $5,600 in 2003, (no compensation was paid to any other director or officer of the Fund), and 2) Mairs and Power, Inc. was paid $16,550 for Administration expenses.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of net assets of Mairs and Power Balanced Fund, Inc. (the Fund) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernet & young LLP


Minneapolis, MN
January 23, 2004

SUMMARY OF FINANCIAL INFORMATION (UNAUDITED)

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                    PER SHARE
                                             -------------------------------------------------------
                                                         DISTRIBUTIONS    DIVIDENDS   PERFORMANCE OF
                                                          OF REALIZED     FROM NET      AN ASSUMED
                  SHARES       TOTAL NET     NET ASSET    SECURITIES     INVESTMENT   INVESTMENT OF
    DATES       OUTSTANDING     ASSETS         VALUE         GAINS         INCOME        $10,000*
----------------------------------------------------------------------------------------------------
Dec. 31, 1979      113,790    $  1,644,853    $ 14.46       $ 0.30         $ 1.10       $  11,066
Dec. 31, 1980      129,196    $  1,969,896    $ 15.25       $ 0.21         $ 1.25       $  12,874
Dec. 31, 1981      132,236    $  1,928,460    $ 14.59            -         $ 1.21       $  13,338
Dec. 31, 1982      135,050    $  2,274,421    $ 16.84       $ 0.33         $ 1.25       $  17,145
Dec. 31, 1983      155,828    $  2,907,432    $ 18.66            -         $ 1.28       $  20,351
Dec. 31, 1984      155,810    $  2,729,570    $ 17.52       $ 0.45         $ 1.28       $  21,084
Dec. 31, 1985      183,348    $  3,837,245    $ 20.93       $ 0.35         $ 1.13       $  27,215
Dec. 31, 1986      253,724    $  5,395,111    $ 21.27       $ 1.87         $ 0.98       $  31,393
Dec. 31, 1987      295,434    $  5,772,298    $ 19.54       $ 1.09         $ 1.06       $  31,932
Dec. 31, 1988      317,426    $  6,569,555    $ 20.70       $ 0.42         $ 1.12       $  36,371
Dec. 31, 1989      344,486    $  7,886,058    $ 22.89       $ 0.33         $ 1.08       $  42,796
Dec. 31, 1990      366,158    $  8,075,488    $ 22.06       $ 0.07         $ 1.07       $  43,377
Dec. 31, 1991      400,276    $ 10,676,264    $ 26.67            -         $ 1.00       $  54,603
Dec. 31, 1992      428,672    $ 11,535,822    $ 26.91       $ 0.30         $ 1.00       $  57,802
Dec. 31, 1993      476,860    $ 13,441,576    $ 28.19       $ 0.63         $ 0.99       $  64,072
Dec. 31, 1994      494,968    $ 12,972,976    $ 26.21       $ 0.37         $ 1.03       $  62,737
Dec. 31, 1995      519,272    $ 16,978,753    $ 32.70       $ 0.28         $ 1.02       $  81,582
Dec. 31, 1996      558,234    $ 20,565,014    $ 36.84       $ 0.54         $ 1.10       $  96,211
Dec. 31, 1997      632,540    $ 28,789,593    $ 45.52       $ 0.35         $ 1.19       $ 123,173
Dec. 31, 1998      766,420    $ 38,355,609    $ 50.05       $ 0.60         $ 1.24       $ 140,615
Dec. 31, 1999      810,184    $ 40,610,878    $ 50.13       $ 0.81         $ 1.39       $ 147,091
Dec. 31, 2000      797,699    $ 41,369,866    $ 51.86       $ 4.92         $ 1.58       $ 171,431
Dec. 31, 2001      845,613    $ 42,036,955    $ 49.71            -         $ 1.45       $ 169,257
Dec. 31, 2002      959,342    $ 43,261,467    $ 45.09            -         $ 1.45       $ 158,397
Dec. 31, 2003    1,200,622    $ 63,877,606    $ 53.20       $ 0.08         $ 1.43       $ 192,688

*ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1979.

    No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

 This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 2003)
                                 ARE AS FOLLOWS:

1 YEAR: + 21.6%                  5 YEARS: +6.5%                 10 YEARS: +11.6%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
  PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
           PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of Mairs and Power Balanced Fund, Inc. is set forth below. The statement of additional information (SAI) includes additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-304-7404 or can be downloaded from our website at www.mairsandpower.com.

                            POSITION(S)                                                NUMBER OF
                            HELD WITH                                                  PORTFOLIOS IN  OTHER
                            FUND AND                                                   FUND COMPLEX   DIRECTORSHIPS
                            LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST FIVE  OVERSEEN BY    HELD BY
NAME, (AGE) AND ADDRESS(1)  TIME SERVED(2)   YEARS                                     DIRECTOR       TRUSTEE
---------------------------------------------------------------------------------------------------------------------
                                      INTERESTED DIRECTOR AND PRINCIPAL OFFICER

William B. Frels (64)       President and    -  President and Treasurer of the               2              N/A
                            Director            Investment Adviser
                            since 1992

                                 INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (55)          Vice President   -  Vice President and Secretary of the         N/A             N/A
                            since 1994          Investment Adviser

Jon A. Theobald (58)        Secretary        -  Executive Vice President and Chief          N/A             N/A
                            since 2003          Administrative Officer of the
                                                Investment Adviser (2002 to present);
                                             -  Senior Vice President, U.S. Trust
                                                Company (2001 - 2002);
                                             -  Executive Vice President, Resource
                                                Trust Company (1996 - 2001).

Lisa J. Hartzell (58)       Treasurer        -  Manager of Mutual Fund Services of          N/A             N/A
                            since 1996          the Investment Adviser

                                               DISINTERESTED DIRECTORS

Charlton Dietz (72)         Director         -  Retired Senior Vice President, Legal         2              N/A
30 Seventh Street East      since 1997          Affairs and General Counsel,
Suite 3050                                      Minnesota Mining and Manufacturing
St. Paul, MN  55101                             Company

Norbert J. Conzemius (62)   Director         -  Retired Chief Executive Officer, Road        2              N/A
                            since 2000          Rescue Incorporated

                            POSITION(S)                                                NUMBER OF
                            HELD WITH                                                  PORTFOLIOS IN  OTHER
                            FUND AND                                                   FUND COMPLEX   DIRECTORSHIPS
                            LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST FIVE  OVERSEEN BY    HELD BY
NAME, (AGE) AND ADDRESS(1)  TIME SERVED(2)   YEARS                                     DIRECTOR       TRUSTEE
---------------------------------------------------------------------------------------------------------------------
                                         DISINTERESTED DIRECTORS (continued)

Charles M. Osborne (50)     Director         -  Chief Financial Officer (2000 to             2              N/A
                            since 2001          present), Vice President (2003 to
                                                present), University of Minnesota
                                                Foundation;
                                             -  Vice President and General
                                                Manager, MN (1999), Vice
                                                President Corporate Human
                                                Resources, IA (2000), McLeod
                                                USA/Ovation Communications.

                                  INTERESTED DIRECTOR WHO IS NOT A PRINCIPAL OFFICER

Edward C. Stringer (68)     Director         -  Shareholder (2002 - present), Briggs         2              N/A
2200 First National Bank    since 2002          and Morgan, P.A.;
Building                                     -  Associate Justice, State of Minnesota
St. Paul, MN  55101                             Supreme Court (1994-2002).

(1) Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

(2) Each Director serves until elected at each annual meeting, or until his successor is appointed. Each officer is elected annually.

                       MAIRS AND POWER BALANCED FUND, INC.


                               INVESTMENT ADVISER
                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101
                                  651-222-8478


                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                               INDEPENDENT AUDITOR
                               Ernst & Young, LLP
                                   Suite 1400
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402


              FOR ANY SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES

                               Call 1-800-304-7404
                                  or write to:


       (REGULAR MAIL ADDRESS)                (OVERNIGHT OR EXPRESS MAIL ADDRESS)
   Mairs and Power Balanced Fund                Mairs and Power Balanced Fund
c/o U.S. Bancorp Fund Services, LLC          c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street                            3rd Floor
           P. O. Box 701                           615 East Michigan Street
  Milwaukee, Wisconsin 53201-0701               Milwaukee, Wisconsin 53202 For

   Fund literature and information, you can also visit the Fund's web site at:
                              www.mairsandpower.com

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK.)

                                 MAIRS AND POWER
                                  BALANCED FUND

Item 2.    Code of Ethics.

           The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003. The Code of Ethics is attached as exhibit 11(a)(1) to this form.

Item 3.    Audit Committee Financial Expert

           The registrant's Board of Directors has determined that Mr. Charles
           M. Osborne, a member of the registrant's Audit Committee, is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Mr. Osborne is "independent" under the standards set forth in
           Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services

                                               (b)                      (d)
              YEAR ENDED         (a)          AUDIT-         (c)     ALL OTHER
             DECEMBER 31,     AUDIT FEES   RELATED FEES   TAX FEES     FEES
           -------------------------------------------------------------------
                 2002          $ 16,600        None        $ 3,424      None
                 2003          $ 18,000        None        $ 3,638      None

           (e)(1) The registrant's Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee has pre-approved tax-related non-audit services in an amount not to exceed $5,000 for the fiscal year ending December 31, 2004.

           (e)(2) All of the services described in columns (b) through (d) in the table above that were provided on or after May 6, 2003, were approved in advance by the registrant's Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph
                    (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

           (f)      Not applicable.

           (g) The aggregate fees for non-audit services rendered by the registrant's accountant to the registrant and its investment adviser was $5,778 for the fiscal year ended December 31, 2002 and $6,420 for the fiscal year ended December 31, 2003.

           (h) The registrant's Audit Committee has considered whether the provision of non-audit services by the registrant's accountant to the registrant's investment adviser is compatible with maintaining the account's independence.

Item 5.    Audit Committee of Listed Registrant

           Not applicable to registrant.

Item 6.    Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

           Not applicable to registrant.

Item 8. Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers.

           Not applicable to registrant.

Item 9.    Submission of Matters to a Vote of Security Holders.

           Omitted pursuant to transition provisions for investment companies with reporting periods ending on or before January 1, 2004.

Item 10.   Controls and Procedures

           a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC's rules and forms.

           b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.   Exhibits

           (a)(1)   Code of Ethics

                    Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

                    Attached as exhibit 11(a)(1) to this form.

           (a)(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

                    Attached as exhibits 11(a)(2).1 and 11(a)(2).2 to this form.

           (b)      Certifications required by 18 U.S.C. 1350.

                    Attached as exhibit 11(b) to this form.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)         MAIRS AND POWER BALANCED FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)

*    /s/ William B. Frels
--------------------------------------------------------------------------------
     WILLIAM B. FRELS, PRESIDENT

Date         March 5, 2004
    ----------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*    /s/ William B. Frels
--------------------------------------------------------------------------------
     WILLIAM B. FRELS, PRESIDENT
     (PRINCIPAL EXECUTIVE OFFICER)

Date         March 5, 2004
    ----------------------------------------------------------------------------

By (Signature and Title)

*    /s/ Lisa J. Hartzell
--------------------------------------------------------------------------------
     LISA J. HARTZELL, TREASURER
     (PRINCIPAL FINANCIAL OFFICER)

Date         March 5, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.